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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 9, 1998


                                 PMR CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


           000-20488                                  23-2491707
      (Commission File No.)               (IRS Employer Identification No.)

                        501 WASHINGTON STREET, 5TH FLOOR
                           SAN DIEGO, CALIFORNIA 92103
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (619) 610-4001



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ITEM 5. OTHER EVENTS.

1. PMR hereby incorporates by reference the contents of the news release announcing the preliminary resolution of provider based challenge filed as
    Exhibit 99.1 to this report.

2. PMR hereby incorporates by reference the contents of the news release announcing the proposed joint venture with Stadtlanders Drug Distribution Co, Inc. filed as Exhibit 99.2 to this report.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (C)    EXHIBITS.

               99.1  News Release dated June 9, 1998.

               99.2  News Release dated June 10, 1998.



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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PMR CORPORATION




Dated:  June 10, 1998                   By: /s/ Mark P. Clein
                                            -------------------------------
                                            Mark P. Clein
                                            Executive Vice President and
                                             Chief Financial Officer



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                                INDEX TO EXHIBITS


                                                                  PAGE NO.

               99.1  News Release dated June 9, 1998.

               99.2  News Release dated June 10, 1998.



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